Impairment Loss Related to the Acquisition of TAAG	12 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Acquisition, Integration, Restructuring and Other Related Costs [Text Block]
Note 3.  Impairment Loss Related to the Acquisition of TAAG

On March 31, 2011, the Company entered into an agreement with Fimmotaag, S.p.A. (“Fimmotaag”), a privately held company domiciled in France, pursuant to which the Company acquired 100% of the issued and outstanding common stock of TAAG in exchange for 336,921 shares of the Company’s common stock in addition to future payments payable at the option of Fimmotaag in cash or the Company’s common stock under the terms of the purchase agreement.

 During the year ended June 30, 2012, the Company determined that the recorded values of goodwill of $1,344,219 and intangible assets with a remaining net book value of $617,757 that arose upon the acquisition of TAAG were impaired due to continued net losses, and cash resources and cash flow that may not be sufficient to sustain operations.  Accordingly, during the year ended June 30, 2012, the Company recorded an impairment loss of $1,602,638 that represents the impairment of the goodwill and the unamortized value of intangible assets, offset by the elimination of the earnout liability of $359,338 which the Company estimates will no longer be payable.  In addition, during the year ended June 30, 2012, the Company also recorded an income tax benefit of $350,000 to reduce the deferred tax liability created upon the acquisition of TAAG that management determined was no longer necessary.

On March 28, 2013, the Company entered into a Settlement Agreement with Fimmotaag and its 2 principal owners (the “Settlement Agreement”), pursuant to which Fimmotaag agreed to return 336,921 shares of the Company’s common stock to the Company and to forego future payments payable to Fimmotaag by the Company pursuant to the terms of the agreement under which the Company acquired TAAG from Fimmotaag.